U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): January 8, 2002



                               INTERCALLNET, INC.
        (Exact name of small business issuer as specified in its charter)


                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


       0-30745                                           88-0426807
(Commission File Number)                    (I.R.S. Employer Identification No.)


6340 NW 5TH WAY, FORT LAUDERDALE, FLORIDA                              33309
(Address of principal executive offices)                             (Zip code)

                                (954) 315 - 3100
                           (Issuer's telephone number)


              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  OTHER EVENTS

As previously described in the Registrant's Form 10-QSB for the quarterly period ended September 30, 2001 which was filed with the SEC on November 19, 2001, one of the campaigns under Master Services Agreement A had experienced a backlog in fulfilling the orders of wireless phones and services sold by the Registrant. Such backlog is a direct result of the increase in the demand for wireless phones sold as a result of the terrorist attacks on the United States of America on September 11, 2001. This backlog may result in the ultimate buyer of the wireless phones and services canceling the order, and thereby reducing the Registrant's fees, which are performance based. As a result of these fulfillment issues being experienced by the Registrant's client, the Registrant had recorded, at September 30, 2001, an allowance for doubtful accounts against the receivable due from its client because of the potential uncollectibility.

On January 8, 2002, the Registrant was notified by the client under Master Services Agreement A that the campaign for selling wireless phones and services was terminated by the wireless carrier and all payments due to the Registrant under the campaign will be held for a period of 181 days.

As a result of the campaign termination and payment hold period, the potential uncollectibility of the receivable under this campaign has increased from the previous estimate as reported in the September 2001 Form 10-QSB. The Registrant is currently analyzing the potential uncollectibility of this receivable and plans to record an additional allowance for doubtful accounts for the quarterly period ended December 31, 2001 which will be reflected and disclosed in the Registrant's Form 10-QSB for the quarterly period ended December 31, 2001.

The Registrant is presently considering its legal options with counsel concerning this matter.

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     Intercallnet, Inc.
                                                       (Registrant)

Date:    January 17, 2002                     By: /s/ Scott R. Gershon
                                                 -------------------------------
                                                    SCOTT R. GERSHON
                                                    Chief Executive Officer


Date:    January 17, 2002                     By: /s/ Stephanie L. Brady
                                                 -------------------------------
                                                    STEPHANIE L. BRADY
                                                    Chief Financial Officer
                                                    (Principal Financial and
                                                    Accounting Officer)